Exhibit 10.12

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED

LETTER OF AGREEMENT

BETWEEN NAMECHEAP, INC. AND ENOM, INC.

April 1, 2011

NAMECHEAP, INC.

Attn: Richard Kirkendall

11400 W Olympic Blvd., Ste 200

Los Angeles, CA  90064

Dear Richard,

This letter of agreement dated as of the Effective Date set forth below (as amended, the “Agreement”) is made between Namecheap, Inc. (“Namecheap”) and eNom, Inc. (“eNom”) and fully amends and replaces those certain letters of agreement entered into by the same parties dated as of May 19, 2008 and June 4, 2009. The existing eNom Reseller Agreement and any other agreement between Namecheap and eNom other than the foregoing are still in effect. To the extent that any terms of any agreements conflict, the terms of this Agreement shall control.

Pricing

•                  During the term of this Agreement, eNom shall adhere to the following terms:

•                  TLD Pricing; Pricing Promotions: eNom shall provide the TLD Tier pricing for Namecheap that is currently in effect between the parties as of the Effective Date of this Agreement, and attached herein as Schedule “A”.

•                  eNom [*****].

•                  On a quarterly basis, and subject to both parties’ mutual agreement, eNom and Namecheap will work together to [*****].

•                  ccTLDs:  eNom will make available new ccTLD registrations as they become commercially offered by eNom.  eNom shall provide [*****] to Namecheap on existing and new ccTLD registrations.

•                  [*****]:  eNom shall provide services for ccTLD domain name registrations, transfers and renewals [*****].

•                  eNom will use commercially reasonable efforts to give Namecheap the [*****].  If Namecheap elects [*****].

Exclusivity

•                  All domain name registrations, transfers, and renewals on TLD’s enumerated on Schedule “B” (“Enumerated TLD’s”) will occur exclusively on the eNom platform.  Notwithstanding the foregoing, this exclusivity does not extend to the registration, transfer or renewal of domains through Namecheap’s contemplated reseller operations via an unaffiliated reseller to unaffiliated third parties, or to domain name registrations, transfers, and renewals for TLD registries through which eNom does not currently offer services or [*****] to Namecheap; provided that Namecheap must first give eNom at least 90 days following Namecheap’s written request to add any additional TLDs not currently offered by eNom.  If eNom, within 90 days, offers such additional TLD and [*****] to Namecheap, the additional TLD will be deemed an Enumerated TLD.  If eNom, within 90 days of a written request by Namecheap, does not offer services and [*****] for such additional TLD to Namecheap, eNom shall be deemed to have waived its exclusivity to the additional TLD.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Service Commitments

•                  New and Existing Product and Service Offerings

•                  Namecheap agrees to review existing products and services offered for sale by Namecheap to determine if eNom has the ability to offer such products and services [*****].  In the event eNom is [*****], Namecheap agrees to [*****].

•                  Parking Syndication

•                  eNom agrees to provide its domain name parking monetization platform during the term of this Agreement for domain names [*****]; provided that Namecheap [*****]. eNom shall [*****].

•                  eNom agrees to provide its domain name parking monetization platform as the backend platform for a domain parking service operated by Namecheap; provided that Namecheap will not [*****].  eNom shall [*****]; provided that Namecheap will not [*****].

•                  Domain Sales

•                  eNom will assist Namecheap to sell certain Namecheap-designated domain names through eNom’s agency relationships. If eNom assists Namecheap [*****].  If eNom assists Namecheap [*****].

•                  NameJet Auctions

•                  eNom shall pay to Namecheap [*****].  All revenue share proceeds will be paid on a monthly basis within 30 days after eNom receives its proceeds from NameJet.  eNom shall provide on a regular monthly basis, via e-mail, a report of all sales under this section.

•                  Value Added Services

•                  Namecheap will use best efforts to offer to its customers certain value added services offered by eNom during the term of this Agreement,  including, the following: [*****].

•                  Domain Purchases

•                  eNom will have [*****] domain names originating from the Namecheap platform [*****].  On a quarterly basis, provided that (i) Namecheap has [*****] paid domain names under management at the beginning of the quarter; and (ii) [*****] per quarter, eNom shall [*****] and will have [*****].  In addition, if Namecheap has [*****] paid domain names on the eNom platform by the end of the preceding quarter, for each [*****] domain names [*****] on the eNom platform, eNom shall [*****] for that quarter [*****] per quarter as set forth on Schedule “C” — Domain Purchase Schedule.  On each purchase, eNom will incur all registry fees for each domain name.  eNom shall not purchase or transfer domain names under this section at any time [*****] after the expiry date of the domain name; provided that eNom will allow Namecheap customers to renew any such domain names for [*****] after the expiry date.  eNom shall provide on a regular monthly basis, via e-mail, a report of all domain purchases from the expiry stream made under this section.

•                  If domain names that are acquired by eNom under this section are subsequently sold, at such time as [*****] in the same manner and on the same payment terms as defined in section “NameJet Auctions”, and section “Payments”, respectively.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

•                  Third Party Marketing Funds

•                  eNom shall use best efforts to procure marketing funds from Third Parties in order for Namecheap to promote the products or services of said Third Parties.

[*****]

•                  If Namecheap decides to [*****], Namecheap will give [*****], by notice to eNom (notice by e-mail acceptable), [*****] Namecheap on [*****]; provided, however, that:

•                  eNom shall [*****] of receiving notice under this section; and

•                  If eNom [*****], eNom shall [*****]; and

•                  Upon an election by eNom to [*****], eNom and Namecheap must [*****] of the election, and both parties shall [*****];

failing which eNom shall be [*****].

Term and Termination

•                  This Agreement is in effect commencing as of the Effective Date and continuing through June 30, 2013. The Agreement will automatically renew for an indefinite number of one (1) year terms unless either party upon at least sixty (60) days written notice (including notice via email) provides the other party with notice of its intent not to renew this Agreement. In the event that either Namecheap or eNom materially breaches this Agreement, the non-breaching party may immediately terminate this Agreement upon prior written notice without an opportunity for cure.

Payments

•                  Payments due under this Agreement shall be paid by wire transfer, on the following schedule:

•                  Domain Purchases

•                  No later than [*****] after the last day of each Calendar Quarter;

•                  Payment for Q1 2011 to be pro-rated to February 1, 2011;

•                  Namejet Auctions

•                  No later than [*****] after the last day of each Month;

•                  Parking Syndication

•                  No later than [*****] after the last day of each Month

[*****] Terms

•                  During the term of this Agreement, Namecheap shall provide eNom with written notice of the [*****].

[*****] Agreement

•                  For the term of this Agreement, Namecheap:

•                  Will not [*****].

•                  Will not [*****].

•                  For the term of this Agreement, eNom:

•                  Unless otherwise required by applicable law, regulation, ICANN policy or as otherwise mutually agreed, shall not [*****].

•                  will [*****]:

•                  The [*****] per month shall be [*****].

•                  Namecheap shall [*****].

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment

•                  Except as expressly stated in this Agreement, this Agreement shall not be modified except by a written agreement dated subsequent to the Effective Date and manually signed on behalf of both Namecheap and eNom.

Assignment

•                  Neither party may assign any of its rights or obligations under this Agreement without the prior written consent of the other party. This Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Governing Law; Jurisdiction and Venue

This Agreement shall be construed and controlled by the laws of the State of   Washington, excluding its conflicts of law principles, and both parties consent to exclusive jurisdiction and venue in the state and federal courts sitting in King County, Washington.  Each party waives all defenses of lack of personal jurisdiction and forum nonconveniens.

Confidentiality

•                  “Confidential Information” means all documents, information, reports, financial or other data, records, forms, tools, products, services, methodologies, present and future research, technical knowledge, marketing plans, trade secrets, and other materials obtained by one Party (the “Receiving Party”) from the other Party or any of its affiliates (the “Disclosing Party”), in the course of performing a Party’s obligations or exercising its rights under this Agreement, whether tangible or intangible and whether or not stored, compiled, or memorialized physically, electronically, graphically, in writing, or by any means now known or later invented, including any records and information: (a) that have been marked as proprietary or confidential; (b) whose confidential nature has been made known by the Disclosing Party; or (c) that due to their character and nature, a reasonable person under like circumstances would treat as confidential.  Notwithstanding the foregoing, Confidential Information does not include information which: (w) is already known to the Receiving Party at the time of disclosure; (x) is or becomes publicly known through no wrongful act or failure of the Receiving Party; (y) is independently developed by the Receiving Party without the benefit of such Confidential Information; or (z) is received from a third party that is not under and does not thereby breach an obligation of confidentiality.

•                  Non-Use and Non-Disclosure.  Throughout the Term of this Agreement and for a period of two (2) years thereafter, the Receiving Party will hold all Confidential Information of the Disclosing Party in trust and confidence, and protect it as the Receiving Party would protect its own Confidential Information (which, in any event, will not be less than reasonable protection) and will not use such Confidential Information for any purpose other than that contemplated by this Agreement.  Unless agreed by the Disclosing Party in writing, the Receiving Party will not disclose any Confidential Information of the Disclosing Party, by publication or otherwise, to any person other than employees who (a) are bound to confidentiality obligations consistent with and at least as restrictive as those set forth herein, and (b) have a need to know such Confidential Information for purposes of enabling a Party to exercise its rights and perform its obligations pursuant to this Agreement.

•                  Confidentiality of Agreement.  Each party agrees that the terms and conditions of this Agreement will be treated as Confidential Information; provided that each party may disclose the terms and conditions of this Agreement (subject to nondisclosure requirements at least as restrictive as those set forth in this Section) (a) to legal counsel, (b) in confidence, to accountants, banks, and financing sources,; and (c) as required to comply with applicable law (e.g., court orders or the rules of applicable securities exchanges that have jurisdiction over the party), provided that the Receiving Party: (x) gives the Disclosing Party prior written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy, (y) discloses only such information as is required by the governmental entity, and (z) and uses commercially reasonable efforts to obtain confidential treatment for any Confidential Information so disclosed.

Please sign two (2) originals and send back to eNom for eNom’s files.

Best regards,

Taryn Naidu, SVP/GM
eNom, Inc

/s/ Taryn Naidu
(signature)

This Agreement is accepted and effective as of this 5th day of April, 2011 (the “Effective Date”).

NAMECHEAP, INC.

/s/ Richard Kirkendall
(signature)

Richard Kirkendall, CEO

Schedule “A” — TLD Pricing

TLD	NameCheap Cost
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Schedule “B” — Enumerated TLD’s

[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Schedule “C” — Domain Purchase Schedule

[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	$ [*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.